Exhibit 99.1

2 This presentation may contain statements considered “forward-looking statements” within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, financial portfolio performance, dividend and stock purchase programs, outcomes of legal proceedings, market growth, acquisitions, joint ventures and divestitures, cost savings and transformation initiatives, client growth and new technologies, services and opportunities, as well as industry, regulatory, economic and market trends, initiatives and developments, the business environment and other matters that do not relate strictly to historical facts. Terminology such as “plan,” “expect,” “intend,” “objective,” “forecast,” “outlook,” “believe,” “priority,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms, are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. These statements are subject to various risks and uncertainties, which change over time, are based on management's expectations and assumptions at the time the statements are made, and are not guarantees of future results. Management's expectations and assumptions, and the continued validity of the forward-looking statements, are subject to change due to a broad range of factors affecting the national and global economies, regulatory environment and the equity, debt, currency and other financial markets, as well as factors specific to State Street and its subsidiaries, including State Street Bank. Factors that could cause changes in the expectations or assumptions on which forward-looking statements are based cannot be foreseen with certainty and include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the sovereign-debt risks in the U.S., Europe and other regions; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the United States and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, our ability to manage levels of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement or reevaluate changes to the regulatory framework applicable to our operations, including implementation or modification of the Dodd-Frank Act, the Basel III final rule and European legislation (such as the Alternative Investment Fund Managers Directive, Undertakings for Collective Investment in Transferable Securities Directives and Markets in Financial Instruments Directive II); among other consequences, these regulatory changes impact the levels of regulatory capital we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, and restrictions on banking and financial activities. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning, compliance programs, and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; we may not successfully implement our plans to have a credible resolution plan by July 2017, or that plan may not be considered to be sufficient by the Federal Reserve and the FDIC, due to a number of factors, including, but not limited to, challenges we may experience in interpreting and addressing regulatory expectations, failure to implement remediation in a timely manner, the complexities of development of a comprehensive plan to resolve a global custodial bank and related costs and dependencies. If we fail to meet regulatory expectations to the satisfaction of the Federal Reserve and the FDIC in any future submission, we could be subject to more stringent capital, leverage or liquidity requirements, or restrictions on our growth, activities or operations; adverse changes in the regulatory ratios that we are required or will be required to meet, whether arising under the Dodd-Frank Act or the Basel III final rule, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital ratios that cause changes in those ratios as they are measured from period to period; requirements to obtain the prior approval or non- objection of the Federal Reserve or other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including those which may result from recessions or political instability; for example, the U.K.'s decision to exit from the European Union may continue to disrupt financial markets or economic growth in Europe or, similarly, financial markets may react sharply or abruptly to actions taken by the new administration in the United States; our ability to develop and execute State Street Beacon, our multi-year transformation program to digitize our business, deliver significant value and innovation for our clients and lower expenses across the organization, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputation and other consequences of our failure to meet such expectations; the impact on our compliance and controls enhancement programs of the appointment of a monitor under the deferred prosecution agreement with the DOJ and compliance consultant expected to be appointed under a potential settlement with the SEC, including the potential for such monitor and compliance consultant to require changes to our programs or to identify other issues that require substantial expenditures, changes in our operations, or payments to clients or reporting to U.S. authorities; the results of our review of our billing practices, including additional amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships and adverse actions by governmental authorities; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; the large institutional clients on which we focus are often able to exert considerable market influence, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge, to potentially significant changes in our assets under custody and administration or our assets under management in the event of the acquisition or loss of a client, in whole or in part, and to potentially significant changes in our fee revenue in the event a client re-balances or changes its investment approach or otherwise re-directs assets to lower- or higher-fee asset classes; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the liquidity or valuation of assets underlying those pools; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems (including those of our third-party service providers) and their effective operation both independently and with external systems, and complexities and costs of protecting the security of such systems and data; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced, and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us, the performance of and demand for the products and services we offer, and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2016 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, May 17, 2017, and we do not undertake efforts to revise those forward- looking statements to reflect events after that date. Forward-looking statements

3 Agenda Our History & Company Today Our Way Ahead Our Impact

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*All data as of December 31, 2016.

1 State Street and McKinsey Global Institute, Global Capital Markets, December 31, 2015. 2 Money Management Executive’s Mutual Fund Service Guide 2016. 3 eVestment Alternative Fund Administration Survey. 2016 4 P&I Research Center, as of 12/31/2015

7 Our Way Ahead

8 Our Focused Strategy Supports Our Long-Term Financial Goals1 and Future Growth TALENT, CULTURE, INNOVATION AND RISK EXCELLENCE BUILDING ON OUR STRONG CORE Aligning solutions with client needs, continuing to innovate, capturing value and improving efficiency ACHIEVING A DIGITAL ENTERPRISE Driving greater transformation that benefits clients and our shareholders INVESTING IN OPPORTUNITIES FOR GROWTH Acting on changes in the market to fuel expansion of products and services and the markets we serve MAINTAINING FINANCIAL STRENGTH Adapting to new rules and optimizing returns for shareholders LONG-TERM SHAREHOLDER VALUE Operating-Basis Financial Goals: Revenue Growth of 8%-12%, EPS Growth of 10%-15% and ROE of 12%-15% 1 Long-term goals are presented on an operating-basis, a non-GAAP presentation, and do not reflect the near-term expectations. As a result, information needed to provide corresponding GAAP-basis long-term goals, which is primarily dependent on future events or conditions that may be uncertain, is difficult to predict and estimate. We are therefore unable to provide a reconciliation of our operating-basis long-term goals to a GAAP-basis presentation. Refer to the Appendix included with this presentation for explanations of our non-GAAP measures.

9 1Q17 vs 1Q16 23.5% Delivering Financial Results Operating-basis (Non-GAAP)1 2016 1Q17 2016 5.27 2015 4.89 Diluted EPS ($) 2016 vs 2015 7.8% 1Q17 1.21 1Q16 0.98 Diluted EPS ($) 1 Represents operating-basis financial information, a non-GAAP presentation. Refer to the Appendix included with this presentation for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information. 1Q17 vs 1Q16 200bps 2016 11.1 2015 10.7 ROE (%) 2016 vs 2015 40bps 1Q17 1Q16 ROE (%) 10.4 8.4

10 Generating Strong Shareholder Returns One Year Total Shareholder Return 5/18/2016 – 5/12/2017 STT 37%

11 Our Impact

12 Corporate Citizenship* Employee Involvement • 120,700 volunteer hours • 3,255 employees and members of our Board of Directors participated in the Matching Gifts program • Gifts matched impacted 2,236 charitable organizations Corporate Responsibility • Re-listed on the Dow Jones Sustainability Index (DJSI) • Addressing UN Sustainable Development Goals focusing on education and workforce development, clean energy and climate action, and gender equality • Exceeded our 2020 environmental goals of 20% reduction of CO2 emissions and water usage, and achieved 90% waste diverted from landfills • Updated our Human Rights Statement to address supply chain and clients Community Investments • Contributed US$15.1 million in Strategic and Leadership Grant funding during 2016 in 34 communities around the world *All data for 2016 calendar year or as of December 31, 2016, as applicable.

13 Boston Wins What Launched in 2015, a four-year initiative to accelerate our impact on education and workforce development, focused on youth employment in Boston with a $20 million commitment How Partnership with five non-profits working together to serve 60% more students resulting in the achievement of greater outcomes including hiring 1,000 entry-level staff by State Street Who Progress • On track for first year of four year program goals • Hired 223 fill time WINS candidates • Placed 827 WINS interns providing job training and skills development • Expanded strategy to 20 Boston public high schools

14 Commitment to Diversity* All data as of December 31, 2016, unless otherwise noted. 50 leading company for women’s leadership in APEC Highlights Awards & Recognition • Named first-ever Chief Diversity Officer • Signatory to CEO Action for Diversity and Inclusion pledge − a Fortune 500 CEO effort to advance Diversity and Inclusion • Employees named for two consecutive years to OUTstanding’s top LGBT executives allies list • Founding member of the 100% Talent Compact, an effort to increase female representation and pay equity • Increased executive leadership diversity with three female Management Committee members • SSGA focused on board governance including increasing gender diversity across companies

15 Fearless Girl • More than 3 billion Twitter and 148 million Instagram impressions • 2,400 media articles • Featured in more than 3,500 broadcast media segments reaching audience of almost 200 million • Coverage spanning 128 countries Sculpture by Kristen Visbal and commissioned by State Street Global Advisors. Photo by Federica Valabrega.

Appendix

STATE STREET CORPORATION

RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports additional meaningful analysis and comparisons of trends with respect to State Street's business operations from period to period, as well as information (such as capital ratios calculated under regulatory standards scheduled to be effective in the future or other standards) that management also uses in evaluating State Street's business and activities.

Our operating-basis financial results adjust our GAAP-basis financial results to both: (1) exclude the impact of revenue and expenses outside of State Street's normal course of business, such as restructuring charges; and (2) present revenue from non-taxable sources, such as interest income from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged adjustments, on a fully taxable-equivalent basis. Management believes that operating-basis financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends, including providing additional insight into our underlying margin and profitability, in addition to financial information prepared and reported in conformity with GAAP. The tax-equivalent adjustments allow for more meaningful comparisons of yields and margins on assets and the evaluation of investment opportunities with different tax profiles.

Beginning with the first quarter of 2017, we are simplifying our operating-basis presentation of our financial results and will no longer exclude, as part of the non-ordinary course adjustment, the effects of gains/losses on sales of businesses or the discount accretion associated with former conduit securities. In the first quarter of 2017, those effects were a $30 million pre-tax gain on the sale of our transfer agency joint venture interests and $5 million of discount accretion, for a total increase in revenue of $35 million relative to our historical operating-basis presentation. We believe that that these changes to our operating-basis presentation simplify the overall presentation of our financial results, making them easier to understand, while, overall, continuing to facilitate a useful and helpful additional understanding of our financial results.

We provide forward-looking financial estimates and expectations on an operating basis (non-GAAP) because information needed to provide corresponding GAAP-basis information is primarily dependent on future events or conditions that may be uncertain and are difficult to predict or estimate. Management is therefore, in general, is unable to provide a reconciliation of our operating-basis forward-looking financial estimates and expectations to a GAAP-basis presentation.

Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

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STATE STREET CORPORATION
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

(Dollars in millions)	Year-to-Date 2015	Year-to-Date 2016	% Change 2016 vs. 2015
Diluted Earnings per common Share:			
Diluted earnings per common share, GAAP-basis	$ 4.47	$ 4.97	11.2%
Severance costs associated with staffing realignment	.11	(.02)	
Provisions for legal contingencies	.76	.13	
Expense billing matter, net	.03	.10	
Acquisition costs	.03	.11	
Restructuring charges, net	.01	.21	
Discount accretion associated with former conduit securities	(.14)	(.13)	
Gain on sale of CRE and CRE loan extinguishment / paydown	(.24)	—	
Italian deferred tax liability	(.14)	—	
Gain on sale of WM/Reuters Business	—	(.10)	
Diluted earnings per common share, operating-basis	$ 4.89	$ 5.27	7.8%

(Dollars in millions)	Quarters 1Q16	Quarters 1Q17	% Change 1Q17 vs. 1Q16
Diluted Earnings per common Share (1)(2)**:**			
Diluted earnings per common share, GAAP-basis	$ .79	$ 1.15	45.6%
Severance costs associated with staffing realignment	.01	—	
Acquisition costs	.01	.02	
Restructuring charges, net	.15	.03	
Effect on income tax of non-operating adjustments	.04	.01	
Discount accretion associated with former conduit securities	(.02)	—	
Diluted earnings per common share, operating-basis	$ .98	$ 1.21	23.5%

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STATE STREET CORPORATION
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

(Dollars in millions)	Year-to-Date 2015	Year-to-Date 2016	% Change 2016 vs. 2015	
Return on Average Common Equity:				
Return on average common equity, GAAP-basis	9.8%	**10.5%**	70	bps
Severance costs associated with staffing realignment	.2	**—**		
Provisions for legal contingencies	1.6	**.3**		
Expense billing matter, net	.1	**.2**		
Acquisition costs	.1	**.2**		
Restructuring charges, net	—	**.4**		
Discount accretion associated with former conduit securities	(.3)	**(.3)**		
Gain on sale of CRE and CRE loan extinguishment / paydown	(.5)	**—**		
Italian deferred tax liability	(.3)	**—**		
Gain on sale of WM/Reuters Business	—	**(.2)**		
Return on average common equity, operating-basis	10.7%	**11.1%**	40	bps

(Dollars in millions)	Quarters 1Q16	Quarters 1Q17	Change 1Q17 vs. 1Q16	
Return on Average Common Equity[(1)(2)]:				
Return on average common equity, GAAP-basis	6.8%	**9.9%**	310	bps
Acquisition costs	.1	**.2**		
Restructuring charges, net	1.3	**.2**		
Effect on income tax of non-operating adjustments	.4	**.1**		
Discount accretion associated with former conduit securities	(.2)	**—**		
Return on average common equity, operating-basis	8.4%	**10.4%**	200	bps

(1) The first quarter of 2017 GAAP and operating-basis results include a pre-tax gain of approximately $30 million on the sale of State Street's interest in Boston Financial Data Services, Inc. (BFDS) and International Financial Data Services Limited (IFDS Ltd), reflecting a change in our operating-basis presentation effective the first quarter of 2017 to include gains/losses on sales of businesses.

(2) Beginning in the first quarter of 2017, management will no longer present discount accretion associated with former conduit securities as an operating-basis adjustment. Therefore, first quarter 2017 GAAP and operating-basis results included $5 million of discount accretion. In the first quarter of 2016, operating-basis net interest income excluded $15 million of discount accretion, respectively, and such results have not been revised.

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